RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 7 – RELATED PARTY TRANSACTIONS

     Certain related parties (primarily directors and officers of the Company or the Bank, including their affiliates, families and companies in which they hold 10% or more ownership) were customers of, and had loans and other transactions with, the Bank in the ordinary course of business. An analysis of the activity with respect to such loans are shown in the table below. These totals exclude loans made in the ordinary course of business to other companies with which neither the Company nor the Bank had a relationship other than the association of one of its directors in the capacity of officer or director. These loan transactions were made on substantially the same terms as those prevailing at the time for comparable loans to other persons. They did not involve more than the normal risk of collectability or present other unfavorable features. No related party loans were charged off in 2015 or 2014.

Activity for related party transactions for the periods presented are:

	2015	2014
	(dollars in thousands)
Related party extensions of credit, beginning of period	$4,774	$3,822
New loans	879	2,081
Repayments	(1,393)	(1,129)
Related party extension of credit, end of period	$4,260	$4,774

     The aggregate balances of related party deposits at December 31, 2015 and 2014 were $22.4 million and $24.5 million, respectively.

     The aggregate balances of related party repurchase agreements at December 31, 2015 and 2014 were $13.8 million and $13.1 million, respectively.

      The Company and Bank utilize various services and purchased goods provided by certain related parties. Payments to directors for services provided during 2015 and 2014 totaled $151,000 and $170,000, respectively.